UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 8, 2024

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42157	93-4097909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8701 Red Oak Blvd.

Charlotte, North Carolina 28217

(Address of principal executive offices) (Zip Code)

(704) 414-4700

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the recent closing of the merger (“Merger”) between former Six Flags Entertainment Corporation and Cedar Fair, L.P. (the “Closing”), the Company has entered into new employment agreements with certain of its executive officers.

Employment Agreement with Richard Zimmerman

On October 8, 2024, Six Flags Entertainment Corporation (the “Company”) entered into an employment agreement with Richard Zimmerman in connection with his service as President and Chief Executive Officer of the Company. Mr. Zimmerman’s employment agreement provides for, among other things, an initial base salary of $1,100,000 per year, subject to annual review by the Board of Directors of the Company (the “Board”) and participation in the Company’s annual bonus program at the initial target rate of 150% of his base salary. The employment agreement provides that Mr. Zimmerman has received an award of performance stock units under the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”) with respect to a target number of 163,116 shares of the Company’s common stock, as further described below under “Initial Incentive Grants.” The employment agreement also provides that Mr. Zimmerman will receive an annual equity grant during the term of the agreement with a target value of $8,500,000 on the date of grant, with the terms and conditions of awards to be determined by the Board.

In the event of involuntary termination by the Company without Cause or by Mr. Zimmerman for Good Reason (each as defined in the employment agreement), either prior to July 1, 2026 or during the 24-month period following a Change in Control (as defined in the employment agreement), Mr. Zimmerman would be entitled to (i) a cash payment equal to three times the sum of base salary and target annual bonus, (ii) any unpaid annual bonus for the year prior to the year of termination, (iii) a pro-rata annual bonus for the year in which termination occurs, (iv) a cash payment equal to the cost of participation in the Company’s group medical plans for 36 months, and (v) full and immediate vesting of all equity awards with performance-based awards paid out at target. In the event that an involuntary termination occurs during the term of the agreement but outside the periods described above, Mr. Zimmerman is entitled to generally the same severance payments and benefits as described above, except that the cash severance payment is equal to two times the sum of base salary and target annual bonus, the cash payment in respect of group medical benefits is determined with respect to 24 months, and only outstanding equity awards that are scheduled to vest within 18 months following termination shall become fully vested. All severance payments and benefits under the employment agreement are subject to Mr. Zimmerman signing a release of claims against the Company. Upon his Retirement (as defined in the employment agreement), Mr. Zimmerman will continue to vest in all outstanding equity awards made after the Closing, other than the Initial Incentive Grant described below, in each case on a pro-rata basis as if Mr. Zimmerman remained employed for an additional 18 months following Mr. Zimmerman’s date of Retirement, subject to Mr. Zimmerman having completed the three-year term of his employment agreement and having given the Board at least 12-months’ advance notice of his retirement date. Mr. Zimmerman remains eligible to retirement vest in full in any awards granted prior to Closing, consistent with pre-Closing retirement terms for awards subject to service-based vesting.

Under the employment agreement, Mr. Zimmerman is subject to restrictive covenants, during and for specified periods following his termination of employment, relating to competing against the Company, soliciting business partners, customers or employees of the Company, confidentiality restrictions and a non-disparagement covenant. Mr. Zimmerman’s employment agreement is for a term of three years, with no auto-renewal. The parties may mutually agree to an extension of the term of the employment agreement, and if the Company does not intend to extend the term of the agreement, the Company is required to give six-months’ advance notice to Mr. Zimmerman.

The foregoing description of the employment agreement for Mr. Zimmerman does not purport to summarize all of the provisions of his employment agreements and is qualified in its entirety by reference to the full text of his employment agreement, to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Employment Agreement with Brian Witherow

On October 8, 2024, the Company entered into an employment agreement with Brian Witherow in connection with his service as Chief Financial Officer of the Company. Mr. Witherow’s employment agreement provides for, among other things, an initial base salary of $670,000 per year, subject to annual review by the Board and participation in the Company’s annual bonus program at the initial target rate of 100% of his base salary. The employment agreement provides that Mr. Witherow has received an award of performance stock units under the Company’s 2024 Plan with respect to a target number of 52,773 shares of the Company’s common stock, as further described below under “Initial Incentive Grants.” The employment agreement also provides that Mr. Witherow will receive an annual equity grant during the term of the agreement with a target value of $2,750,000 on the date of grant, with the terms and conditions of awards to be determined by the Board.

In the event of involuntary termination by the Company without Cause or by Mr. Witherow for Good Reason (each as defined in the employment agreement), either prior to July 1, 2026 or during the 24-month period following a Change in Control (as defined in the employment agreement), Mr. Witherow would be entitled to (i) a cash payment equal to two and a half times the sum of base salary and target annual bonus, (ii) any unpaid annual bonus for the year prior to the year of termination, (iii) a pro-rata annual bonus for the year in which termination occurs, (iv) a cash payment equal to the cost of participation in the Company’s group medical plans for 30 months, and (v) full and immediate vesting of all equity awards with performance-based awards paid out at target. In the event that an involuntary termination occurs during the term of the agreement but outside the periods described above, Mr. Witherow is entitled to generally the same severance payments and benefits as described above, except that the cash severance payment is equal to one times the sum of base salary and target annual bonus, the cash payment in respect of group medical benefits is determined with respect to 12 months, and only outstanding equity awards that are scheduled to vest within 18 months following termination shall become fully vested. All severance payments and benefits under the employment agreement are subject to Mr. Witherow signing a release of claims against the Company.

Under the employment agreement, Mr. Witherow is subject to restrictive covenants, during and for specified periods following his termination of employment, relating to competing against the Company, soliciting business partners, customers or employees of the Company, confidentiality restrictions and a non-disparagement covenant. Mr. Witherow’s employment agreement is for a term of three years, with no auto-renewal. The parties may mutually agree to an extension of the term of the employment agreement, and if the Company does not intend to extend the term of the agreement, the Company is required to give six-months’ advance notice to Mr. Witherow.

The foregoing description of the employment agreement for Mr. Witherow does not purport to summarize all of the provisions of his employment agreements and is qualified in its entirety by reference to the full text of his employment agreement, to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Employment Agreement with Tim Fisher

On October 8, 2024, the Company entered into an employment agreement with Tim Fisher in connection with his service as Chief Operating Officer of the Company. Mr. Fisher’s employment agreement provides for, among other things, an initial base salary of $750,000 per year, subject to annual review by the Board and participation in the Company’s annual bonus program at the initial target rate of 125% of his base salary. The employment agreement provides that Mr. Fisher has received an award of performance stock units under the Company’s 2024 Plan with respect to a target number of 65,247 shares of the Company’s common stock, as further described below under “Initial Incentive Grants.” The employment agreement also provides that Mr. Fisher will receive an annual equity grant during the term of the agreement with a target value of $3,400,000 on the date of grant, with the terms and conditions of awards to be determined by the Board.

In the event of involuntary termination by the Company without Cause or by Mr. Fisher for Good Reason (each as defined in the employment agreement), either prior to July 1, 2026 or during the 24-month period following a Change in Control (as defined in the employment agreement), Mr. Fisher would be entitled to (i) a cash payment equal to two and a half times the sum of base salary and target annual bonus, (ii) any unpaid annual bonus for the year prior to the year of termination, (iii) a pro-rata annual bonus for the year in which termination occurs, (iv) a cash payment equal to the cost of participation in the Company’s group medical plans for 30 months, and (v) full and immediate vesting of all equity awards with performance-based awards paid out at target. In the event that an involuntary termination occurs during the term of the agreement but outside the periods described above, Mr. Fisher is entitled to generally the same severance payments and benefits as described above, except that the cash severance payment is equal to one times the sum of base salary and target annual bonus, the cash payment in respect of group medical benefits is determined with respect to 12 months, and only outstanding equity awards that are scheduled to vest within 18 months following termination shall become fully vested. All severance payments and benefits under the employment agreement are subject to Mr. Fisher signing a release of claims against the Company. Upon his Retirement (as defined in the employment agreement), Mr. Fisher will continue to vest in all outstanding equity awards made after the Closing, other than the Initial Incentive Grant described below, in each case on a pro-rata as if Mr. Fisher remained employed for an additional 18 months following Mr. Fisher’s date of Retirement, subject to Mr. Fisher having completed the three-year term of his employment agreement and having given the Board at least 12-months’ advance notice of his retirement date. Mr. Fisher remains eligible to retirement vest in full in any awards granted prior to Closing, consistent with pre-Closing retirement terms for awards subject to service-based vesting.

Under the employment agreement, Mr. Fisher is subject to restrictive covenants, during and for specified periods following his termination of employment, relating to competing against the Company, soliciting business partners, customers or employees of the Company, confidentiality restrictions and a non-disparagement covenant. Mr. Fisher’s employment agreement is for a term of three years, with no auto-renewal. The parties may mutually agree to an extension of the term of the employment agreement, and if the Company does not intend to extend the term of the agreement, the Company is required to give six-months’ advance notice to Mr. Fisher.

The foregoing description of the employment agreement for Mr. Fisher does not purport to summarize all of the provisions of his employment agreements and is qualified in its entirety by reference to the full text of his employment agreement, to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Employment Agreement with Brian Nurse

On October 8, 2024, the Company entered into an employment agreement with Brian Nurse in connection with his service as Chief Legal and Compliance Officer and Corporate secretary of the Company. Mr. Nurse’s employment agreement provides for, among other things, an initial base salary of $600,000 per year, subject to annual review by the Board and participation in the Company’s annual bonus program at the initial target rate of 100% of his base salary. The employment agreement provides that Mr. Nurse has received an award of performance stock units under the Company’s 2024 Plan with respect to a target number of 40,299 shares of the Company’s common stock, as further described below under “Initial Incentive Grants.” The employment agreement also provides that Mr. Nurse will receive an annual equity grant during the term of the agreement with a target value of $2,100,000 on the date of grant, with the terms and conditions of awards to be determined by the Board.

In the event of involuntary termination by the Company without Cause or by Mr. Nurse for Good Reason (each as defined in the employment agreement), either prior to July 1, 2026 or during the 24-month period following a Change in Control (as defined in the employment agreement), Mr. Nurse would be entitled to (i) a cash payment equal to two and a half times the sum of base salary and target annual bonus, (ii) any unpaid annual bonus for the year prior to the year of termination, (iii) a pro-rata annual bonus for the year in which termination occurs, (iv) a cash payment equal to the cost of participation in the Company’s group medical plans for 30 months, and (v) full and immediate vesting of all equity awards with performance-based awards paid out at target. In the event that an involuntary termination occurs during the term of the agreement but outside the periods described above, Mr. Nurse is entitled to generally the same severance payments and benefits as described above, except that the cash severance payment is equal to one times the sum of base salary and target annual bonus, the cash payment in respect of group medical benefits is determined with respect to 12 months, and only outstanding equity awards that are scheduled to vest within 18 months following termination shall become fully vested. All severance payments and benefits under the employment agreement are subject to Mr. Nurse signing a release of claims against the Company.

Under the employment agreement, Mr. Nurse is subject to restrictive covenants, during and for specified periods following his termination of employment, relating to competing against the Company, soliciting business partners, customers or employees of the Company, confidentiality restrictions and a non-disparagement covenant. Mr. Nurse’s employment agreement is for a term of three years, with no auto-renewal. The parties may mutually agree to an extension of the term of the employment agreement, and if the Company does not intend to extend the term of the agreement, the Company is required to give six-months’ advance notice to Mr. Nurse.

The foregoing description of the employment agreement for Mr. Nurse does not purport to summarize all of the provisions of his employment agreements and is qualified in its entirety by reference to the full text of his employment agreement, to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Employment Agreement with Monica Sauls

On October 8, 2024, the Company entered into an employment agreement with Monica Sauls in connection with her service as Chief Human Resource Officer of the Company. Ms. Sauls’s employment agreement provides for, among other things, an initial base salary of $440,000 per year, subject to annual review by the Board and participation in the Company’s annual bonus program at the initial target rate of 80% of her base salary. The employment agreement provides that Ms. Sauls has received an award of performance stock units under the Company’s 2024 Plan with respect to a target number of 11,898 shares of the Company’s common stock, as further described below under “Initial Incentive Grants.” The employment agreement also provides that Ms. Sauls will receive an annual equity grant during the term of the agreement with a target value of $620,000 on the date of grant, with the terms and conditions of awards to be determined by the Board.

In the event of involuntary termination by the Company without Cause or by Ms. Sauls for Good Reason (each as defined in the employment agreement), either prior to July 1, 2026 or during the 24-month period following a Change in Control (as defined in the employment agreement), Ms. Sauls would be entitled to (i) a cash payment equal to two and a half times the sum of base salary and target annual bonus, (ii) any unpaid annual bonus for the year prior to the year of termination, (iii) a pro-rata annual bonus for the year in which termination occurs, (iv) a cash payment equal to the cost of participation in the Company’s group medical plans for 30 months, and (v) full and immediate vesting of all equity awards with performance-based awards paid out at target. In the event that an involuntary termination occurs during the term of the agreement but outside the periods described above, Ms. Sauls is entitled to generally the same severance payments and benefits as described above, except that the cash severance payment is equal to one times the sum of base salary and target annual bonus, the cash payment in respect of group medical benefits is determined with respect to 12 months, and only outstanding equity awards that are scheduled to vest within 18 months following termination shall become fully vested. All severance payments and benefits under the employment agreement are subject to Ms. Sauls signing a release of claims against the Company.

Under the employment agreement, Ms. Sauls is subject to restrictive covenants, during and for specified periods following her termination of employment, relating to competing against the Company, soliciting business partners, customers or employees of the Company, confidentiality restrictions and a non-disparagement covenant. Ms. Sauls’ employment agreement is for a term of three years, with no auto-renewal. The parties may mutually agree to an extension of the term of the employment agreement, and if the Company does not intend to extend the term of the agreement, the Company is required to give six-months’ advance notice to Ms. Sauls.

The foregoing description of the employment agreement for Ms. Sauls does not purport to summarize all of the provisions of her employment agreements and is qualified in its entirety by reference to the full text of her employment agreement, to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Initial Incentive Grants

As described above, and in connection with the Closing of the Merger, the People, Culture and Compensation Committee of the Board previously approved grants of performance stock unit awards (“PSUs”) under the Company’s 2024 Plan to Messrs. Zimmerman, Witherow, Fisher, and Nurse and Ms. Sauls. Each PSU represents a contingent right to receive one share of the Company’s common stock. Based on actual results, each executive will be eligible to receive between 0% and 200% of the target number of PSUs. The PSUs will be eligible to vest based on the attainment of specified Adjusted EBITDA performance goals by the Company during the applicable performance period, which ends December 31, 2026, and subject to each executives’ continued employment with the Company through the determination date following the performance period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	SIX FLAGS ENTERTAINMENT CORPORATION
(Registrant)

	By:	/s/ Brian Witherow
	Name:	Brian Witherow
	Title:	Chief Financial Officer